SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D. C. 20549


                                     FORM 8-K


                                  CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2005



                            HIGHLANDS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


      West Virginia                       0-16761                 55-0650793
------------------------           -------------------          -------------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


         P. O. Box 929
  Petersburg, West Virginia                                         26847
--------------------------------                               ---------------
(Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8  Other Events


      The Board of Directors of Highlands Bankshares, Inc, at its regularly scheduled meeting held August 9, 2005 declared a dividend of 20 cents per share. This dividend is payable on September 30, 2005 to shareholders of record September 12, 2005


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HIGHLANDS BANKSHARES, INC.
                                       (Registrant)

                                       /s/ R. ALAN MILLER
                                       ------------------------------
                                       R. Alan Miller
                                       Finance Officer

August 9, 2005